SUPPLEMENT DATED AUGUST 9, 2007
               TO THE ALLIANZ VISION(SM) VARIABLE ANNUITY PROSPECTUS
                               DATED MAY 1, 2007,
                   AS SUPPLEMENTED JUNE 15, AND JUNE 20, 2007

                                    ISSUED BY
 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE
                                    ACCOUNT B

              THIS SUPPLEMENT UPDATES INFORMATION IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED
                              FOR FUTURE REFERENCE.

Effective for Contracts issued on or after June 1, 2007, the Company is temporarily waiving the additional M&E charge that is assessed for the Contract's optional Lifetime Plus Benefit. This waiver will apply to Contracts issued during a limited period. For the affected Contracts, the waiver will be in effect for a period of two years from August 22, 2007, or the Lifetime Plus Benefit rider effective date, whichever is later. The Lifetime Plus Benefit rider can only be elected at Contract Issue or on a Contract Anniversary.


The current additional M&E charge that is temporarily being waived is:


    Lifetime Plus Benefit with Single Lifetime Plus Payments.......   0.70%
    Lifetime Plus Benefit with Joint Lifetime Plus Payments........   0.85%


                                                                    PRO-006-0507